SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 1, 2018

Date of report (Date of earliest event reported)

Commission File Number of issuing entity: 001-31980

Central Index Key Number of issuing entity: 00001059376

Corporate Bond-Backed Certificates,

Series 1998-CAT-1 Trust

(Exact Name of Registrant as Specified in Its Charter)

Commission File Number of depositor: 001-11661

Central Index Key Number of depositor: 0000829281

Lehman ABS Corporation

(Exact name of depositor as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation of the issuing entity)

13-3447441

(I.R.S. Employer Identification No.)

277 Park Avenue

New York, New York, 10172

(Address of Principal Executive Offices of issuing entity)

(646) 285-9000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

The Corporate Bond-Backed Certificates, Series 1998-CAT-1 Trust, which we refer to herein as the “Trust” was formed pursuant to the Standard Terms for Trust Agreements, dated as of February 25, 1998, as supplemented by the Series Supplement in respect of the Trust dated as of March 31, 1998.

The Depositor is a wholly-owned, indirect subsidiary of Lehman Brothers Holdings Inc. (“LBHI”). On September 15, 2008 and periodically thereafter, LBHI and certain of its subsidiaries (collectively, the “Debtors”) commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (jointly administered proceedings, In re Lehman Brothers Holdings Inc., et al., under Case Number 08-13555). LBHI and Lehman Brothers Inc., have sold since September 15, 2008 significant businesses, including the sale on September 21, 2008 of the investment banking business to Barclays Capital Inc., which business included the employees who historically conducted the Registrant’s business.

On December 6, 2011, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Modified Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors (the “Plan”). The Plan and the Confirmation Order were attached as Exhibit 2.1 and Exhibit 2.2, respectively, to LBHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2011. LBHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2011 contains a summary of the Plan.

On March 6, 2012 (the “Effective Date”), the Plan became effective and a notice of the Effective Date of the Plan (the “Notice of Effective Date”) was filed with the Bankruptcy Court.

Item 8.01	OTHER EVENTS

On March 1, 2018, distributions were made to the holders of the certificates issued by the Trust. Pursuant to the terms of the Series Supplement, the Final Scheduled Distribution Date occurred on March 01, 2018 and all Underlying Securities were distributed pursuant to Section 5(iv) of the Series Supplement. The underlying security, Caterpillar, Inc. due 01MAR97 (CUSIP 149123BE0) with an outstanding principal of $50,000,000 was debited from the trust account on March 1, 2018 which served to terminate the trust, Corporate Bond-Backed Certificates Series 1998-CAT-1.

Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Caterpillar Inc., the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For information on the issuer of the underlying securities please see its periodic and current reports filed with the Securities and Exchange Commission (the “Commission”) under the issuer’s Exchange Act file number, 001-00768. The Commission maintains a site on the World Wide Web at “http://www.sec.gov” at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or “EDGAR.” Periodic and current reports and other information required to be filed pursuant to the Exchange Act by the issuer of the underlying securities may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibit was filed as part of this report:

99.1	Trustee’s Distribution Statement to the Corporate Bond-Backed Certificates, Series 1998-CAT-1 Trust for the period ending March 1, 2018.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Trustee’s Distribution Statement to the Corporate Bond-Backed Certificates, Series 1998-CAT-1 Trust for the period ending March 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 9, 2018

Lehman ABS Corporation, as Depositor for the Trust (the “Registrant”)

By:	/s/ Clifford S. Feibus
Name:	Clifford S. Feibus
Title:	Senior Vice President, and Controller